The Spain Fund

Annual Report
November 30, 1999

                               [GRAPHIC OMITTED]

LETTER TO SHAREHOLDERS                                            The Spain Fund
================================================================================

January 28, 2000

Dear Shareholder:

This report contains investment results and market commentary for The Spain Fund (the "Fund") for the annual reporting period ended November 30, 1999.

INVESTMENT RESULTS

The following table provides performance for your Fund and its benchmark, the Madrid General Index, for the three-, six- and 12-month periods ended November 30, 1999. Your Fund has outperformed its benchmark index over the six- and 12-month periods as a result of its focus on companies demonstrating above-average earnings growth, particularly in industries such as media, technology and telecoms.

INVESTMENT RESULTS*

Periods ended November 30, 1999

                                                     Total Returns

                                        3 months       6 months       12 months
                                        --------       --------       ---------

The Spain Fund                            3.99%          6.13%          4.87%

Madrid General
  Index                                   4.13%          4.22%          0.36%

* The Fund's investment results are total returns for the period and are based on the net asset value as of November 30, 1999. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The Madrid General Index comprises 116 stocks and represents slightly more than 92% of total market capitalization (excluding foreign stocks). The index is dominated by banks, utilities and communications companies, which together account for 70% of the index capitalization. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index.

MARKET COMMENTARY

The Spanish stock market has recently joined in the worldwide buying frenzy for growth stocks. The performance of companies such as Amadeus Global Travel Distribution S.A., Telefonica S.A., Sogecable, Terra Networks S.A. and Jazztel Plc has been remarkable relative to the somewhat subdued returns seen elsewhere in the market. This flood of buying interest has been predicated on the basis that the world has entered a new paradigm where new technologies in Internet, broadband access and wireless application protocol will transform the way people do business. Your Fund has generally adhered to the attractiveness of these types of companies and has benefited in both absolute and relative terms through its exposure to these areas.

At this point in time, we see little reason to reduce our exposure despite the dramatic price increases of recent weeks on the basis that these groups still offer outstanding potential earnings growth well into the next millennium. The appearance of many of these types of companies has transformed the Spanish stock market. Previously, low-growth sectors such as banking and utilities had dominated the industry mix of the Spanish stock market. A combination of new listings and price appreciation has meant that the Spanish stock market has taken on a far more dynamic profile over the last year and presents a large pool of potential "winning" companies for investors. We believe this trend towards equity financing by small growing companies represents a new development that will be sustained over the longer term. In this regard, investors are now presented with an opportunity that previously had not existed in Spain. The growth of equity mutual funds has reflected the dramatic change in the previously staid savings patterns of the Spanish population and has seen a new wave of capital prepared to invest in the future through the stock market.

PORTFOLIO OUTLOOK

We continue to believe that the Spanish stock market offers high-growth penetration into Europe. In our view, both gross domestic product and corporate earnings growth are likely to be higher than the European averages going forward. A combination of favorable demographics, benign government economic policy and a wave of restructuring make a compelling case for the long-term outperformance of Spanish equities. While inflation and government borrowing remain low, we foresee the Spanish stock market not only benefiting from a high-growth environment, but also presenting the opportunity for further multiple expansion in the future. As a result, your Fund remains broadly and fully invested and alert to new opportunities that appear in the Spanish stock market.

                                                                  The Spain Fund
================================================================================

We thank you for your continued interest in The Spain Fund and look forward to reporting to you again on market activity and the Fund's investment results in the future.

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Senior Vice President

TEN LARGEST HOLDINGS
November 30, 1999                                                 The Spain Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                 U.S. $ VALUE       PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Telefonica, SA (Common and New Shares)   $24,355,364               17.3%
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya, SA                  14,071,732               10.0
--------------------------------------------------------------------------------
Repsol-YPF, SA                            11,506,541                8.2
--------------------------------------------------------------------------------
Banco Santander Central Hispano, SA       10,364,248                7.4
--------------------------------------------------------------------------------
Amadeus Global Travel Distribution, SA     8,050,417                5.7
--------------------------------------------------------------------------------
Sogecable, SA                              6,820,582                4.8
--------------------------------------------------------------------------------
Endesa, SA                                 6,421,016                4.5
--------------------------------------------------------------------------------
Corporacion Financiera Alba, SA            6,148,297                4.4
--------------------------------------------------------------------------------
Acerinox, SA                               5,762,207                4.1
--------------------------------------------------------------------------------
Union Electrica Fenosa, SA                 4,428,816                3.1
--------------------------------------------------------------------------------
                                         $97,929,220               69.5%
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
November 30, 1999                                                 The Spain Fund
================================================================================

Company                             Shares       U.S. $ Value
-------------------------------------------------------------
COMMON STOCKS &
   OTHER INVESTMENTS-96.2%
UTILITIES-28.8%
ELECTRIC & GAS-9.4%
Endesa, SA..................         324,012     $  6,421,016
Gas Natural SDG, SA.........          96,000        2,407,520
Union Electrica Fenosa,
   SA   ....................         263,000        4,428,816
                                                 ------------
                                                   13,257,352
                                                 ------------

TELECOMMUNICATIONS-1.2%
Indra Sistemas, SA..........         129,000        1,738,885
                                                 ------------

TELEPHONE-17.3%
Telefonica, SA (a)..........       1,152,316       23,971,683
   New Shares (a)...........          23,046          383,681
                                                 ------------
                                                   24,355,364
                                                 ------------

WATER-0.9%
Aguas De Barcelona, SA......          82,000        1,256,291
   New Shares...............             820           12,481
                                                 ------------
                                                    1,268,772
                                                 ------------
                                                   40,620,373
                                                 ------------

FINANCIAL
   SERVICES-26.1%
BANKING-21.7%
Banco Bilbao Vizcaya,
   SA (b)...................       1,010,000       14,071,732
Banco Popular Espanol,
   SA   ....................          47,800        3,087,019
Banco Santander Central
   Hispano, SA..............         944,358       10,364,248
Bankinter, SA...............          85,000        3,065,381
                                                 ------------
                                                   30,588,380
                                                 ------------

REAL ESTATE-4.4%
Corporacion Financiera
   Alba, SA.................         210,032        6,148,297
                                                 ------------
                                                   36,736,677
                                                 ------------

CONSUMER
   SERVICES-20.9%
BROADCASTING &
   COMMUNICATION-4.8%
Sogecable, SA (a)...........         216,000        6,820,582
                                                 ------------

MISCELLANEOUS-5.7%
Amadeus Global Travel
   Distribution, SA (a).....       1,026,000        8,050,417
                                                 ------------

PRINTING &
   PUBLISHING-1.0%
Unidad Editorial, SA
   Series A (a)(c)..........         687,039        1,382,254
                                                 ------------

RESTAURANTS &
   LODGING-1.5%
NH Hoteles, SA (a)..........         180,000        2,142,070
                                                 ------------

RETAIL-7.9%
Aldeasa, SA.................         189,150        3,596,206
Centros Comerciales
   Pryca, SA................         250,000        4,318,040
Cortefeil, SA...............         141,200        3,224,311
                                                 ------------
                                                   11,138,557
                                                 ------------
                                                   29,533,880
                                                 ------------

ENERGY-8.2%
OIL-8.2%
Repsol-YPF, SA..............         527,119       11,506,541
                                                 ------------

BASIC INDUSTRIES-4.1%
MINING AND METALS-4.1%
Acerinox, SA................         187,500        5,762,207
                                                 ------------

TECHNOLOGY-3.8%
COMPUTER
   SOFTWARE-1.0%
Meta4 NV
   (Netherlands) (a)........         175,800        1,326,345
                                                 ------------

INTERNET-2.8%
Terra Networks, SA (a)......         116,000        3,991,972
                                                 ------------
                                                    5,318,317
                                                 ------------

CONSUMER
   STAPLES-3.5%
FOOD-1.3%
Telepizza, SA (a)...........         398,320        1,827,146
                                                 ------------

TOBACCO-2.2%
Tabacalera, SA
   Series A.................         188,000        3,099,654
                                                 ------------
                                                    4,926,800
                                                 ------------

CONSUMER
MANUFACTURING-0.8%
BUILDING &
   RELATED-0.8%
Grupo Dragados, SA..........         120,000        1,098,497
                                                 ------------

Total Common Stocks
   and Other Investments
   (cost $100,601,794)......                      135,503,292
                                                 ------------

                                                                  The Spain Fund
================================================================================
                                 Principal
                                   Amount
Company                             (000)        U.S. $ Value
-------------------------------------------------------------

TIME DEPOSIT-0.2%
Republic National Bank
   New York
   5.63%, 12/01/99
   (cost $200,000)......                $200     $    200,000
                                                 ------------

TOTAL INVESTMENTS-96.4%
   (cost $100,801,794)..                         $135,703,292
Other assets
   less liabilities-3.6%                            5,104,678
                                                 ------------
NET ASSETS-100%.........                         $140,807,970
                                                 ============
--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b)   Security represents investment in an affiliate.

(c)   Restricted and illiquid security, valued at fair value (see Notes A & E).

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1999                                                 The Spain Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $100,801,794) .....    $135,703,292
   Cash ........................................................          46,701
   Foreign cash, at value (cost $5,370,986) ....................       5,286,782
   Foreign taxes receivable ....................................         168,558
   Interest receivable and other assets ........................         149,265
   Receivable for investment security sold .....................          36,320
                                                                    ------------
   Total assets ................................................     141,390,918
                                                                    ------------

LIABILITIES
   Management fee payable ......................................         119,436
   Accrued expenses ............................................         463,512
                                                                    ------------
   Total liabilities ...........................................         582,948
                                                                    ------------
NET ASSETS .....................................................    $140,807,970
                                                                    ============

COMPOSITION OF NET ASSETS
   Capital stock, at par .......................................    $     85,606
   Additional paid-in capital ..................................      79,292,657
   Accumulated net realized gain on investments
    and foreign currency transactions ..........................      26,629,598
   Net unrealized appreciation of investments
    and foreign currency denominated assets and liabilities ....      34,800,109
                                                                    ------------
                                                                    $140,807,970
                                                                    ============

NET ASSET VALUE PER SHARE (based on 8,560,621
  shares outstanding) ..........................................    $      16.45
                                                                    ============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 1999                                      The Spain Fund
================================================================================

INVESTMENT INCOME
   Dividends - unaffiliated issuers (net of foreign taxes
     withheld of $316,384) .............................................   $  1,924,886
   Dividends - affiliated issuer (net of foreign taxes
     withheld of $41,337) ..............................................        234,245
   Interest ............................................................         63,572   $  2,222,703
                                                                           ------------
EXPENSES
   Management fee ......................................................      1,474,232
   Custodian ...........................................................        422,479
   Audit and legal .....................................................        411,010
   Printing ............................................................        137,793
   Directors' fees and expenses ........................................        127,298
   Transfer agency .....................................................         88,506
   Registration ........................................................         20,553
   Miscellaneous .......................................................         18,763
                                                                           ------------
   Total expenses ......................................................                     2,700,634
                                                                                          ------------
   Net investment loss .................................................                      (477,931)
                                                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain on investment transactions - unaffiliated issuers .                    32,819,173
   Net realized gain on investment transactions - affiliated issuer ....                     6,712,601
   Net realized loss on foreign currency transactions ..................                      (459,990)
   Net change in unrealized appreciation of:
     Investments .......................................................                   (35,378,612)
     Foreign currency denominated assets and liabilities ...............                      (139,010)
                                                                                          ------------
   Net gain on investments and foreign currency transactions ...........                     3,554,162
                                                                                          ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .............................                  $  3,076,231
                                                                                          ============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS                                The Spain Fund
================================================================================

                                                                          Year Ended       Year Ended
                                                                         November 30,     November 30,
                                                                            1999              1998
                                                                        =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income (loss) .....................................   $    (477,931)   $     326,494
   Net realized gain on investments and foreign currency transactions      39,071,784       56,838,861
   Net change in unrealized appreciation of investments and
     foreign currency denominated assets and liabilities ............     (35,517,622)      16,842,699
                                                                        -------------    -------------
   Net increase in net assets from operations .......................       3,076,231       74,008,054
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................................              -0-      (4,446,478)
   Distributions in excess of net investment income .................              -0-     (14,822,505)
   Net realized gain on investments and foreign currency transactions     (53,691,993)     (19,532,101)
CAPITAL STOCK TRANSACTIONS:
   Net decrease .....................................................     (12,223,161)     (15,416,922)
                                                                        -------------    -------------
   Total increase (decrease) ........................................     (62,838,923)      19,790,048
NET ASSETS
   Beginning of year ................................................     203,646,893      183,856,845
                                                                        -------------    -------------
   End of year ......................................................   $ 140,807,970    $ 203,646,893
                                                                        =============    =============

--------------------------------------------------------------------------------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 1999                                                 The Spain Fund
================================================================================

NOTE A: Significant Accounting Policies

The Spain Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in Euro are translated into U.S. dollars at the mean of the quoted bid and asked price of the Euro against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

The exchange rate for the Euro Dollar at November 30, 1999 was 1.006 EUR to U.S. $1.00.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ from generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses, a net operating loss and a distribution reclass, resulted in

NOTES TO FINANCIAL STATEMENTS (continued)                         The Spain Fund
================================================================================

a net decrease in accumulated net realized gain on investment and foreign currency transactions and a corresponding decrease in accumulated net investment loss. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Management Fee and Other Transactions with Affiliates

Under an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annualized rate of 1.10% of the average weekly net assets up to $50 million, 1.00% of the Fund's average weekly net assets on the next $50 million, and .90% of the Fund's average weekly net assets over $100 million.

The Fund and the Investment Manager have entered into a Sub-Advisory Agreement with Privanza Banco Personal, S.A. (the "Sub-Adviser"). Under this agreement the Sub-Adviser receives a fee at the annual rate of .25 of 1% of the Fund's average weekly net assets. All amounts paid to the Sub-Adviser are payable by the Investment Manager from its fee. An officer of the Fund is a director of the Sub-Adviser.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $410 during the year ended November 30, 1999.

Brokerage commissions paid on investment transactions for the year ended November 30, 1999 amounted to $532,557, of which $1,491 was paid to Banco Bilbao Vizcaya.

Banco Bilbao Vizcaya, an affiliate of the Sub-Adviser, serves as subcustodian of the Fund. Fees paid to the subcustodian are payable by the custodian from its fee. For the year ended November 30, 1999, the Fund earned $37,415 of interest income on cash balances maintained at the subcustodian.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $64,804,475 and $136,187,366, respectively, for the year ended November 30, 1999. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 1999.

At November 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $39,321,337 and gross unrealized depreciation of investments was $4,419,839 resulting in net unrealized appreciation of $34,901,498 (excluding foreign currency transactions).

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At November 30, 1999, the Fund had no outstanding forward foreign exchange currency contracts.

                                                                  The Spain Fund
================================================================================

NOTE D: Capital Stock

There are 100,000,000 shares of $.01 par value common stock authorized. At November 30, 1999, 8,560,621 shares were outstanding. On November 2, 1998 the Fund initiated a share repurchase program. For the period from November 2, 1998 to November 30, 1999, 1,466,125 shares were repurchased at a cost of $27,640,083 representing 14.6% of the 10,026,746 shares outstanding at November 2, 1998. This includes $87,968 in commissions paid to PaineWebber Group Incorporated. The average discount of market price to net asset value of shares repurchased over the period of November 2, 1998 to November 30, 1999 was 12.44%.

--------------------------------------------------------------------------------

NOTE E: Restricted Security

                                             Date Acquired          Cost
                                           ================   ================

Unidad Editorial, SA Series A...........        9/30/92           $871,944

The security shown above is restricted as to sale and has been valued at fair value in accordance with the policy described in Note A.

The value of this security at November 30, 1999 was $1,382,254 representing 1.0% of net assets.

--------------------------------------------------------------------------------

NOTE F: Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments.

FINANCIAL HIGHLIGHTS                                              The Spain Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                           Year Ended November 30,
                                            ====================================================================================
                                                 1999               1998               1997             1996             1995
                                            ============       ============       ============     ============     ============
Net asset value, beginning of year ......   $      22.16       $      18.34       $      13.41     $      10.47     $       9.96
                                            ------------       ------------       ------------     ------------     ------------

Income From Investment Operations
Net investment income (loss) ............           (.06)(a)            .04(a)             .06              .11              .09
Net realized and unrealized gain on
   investments and foreign currency
   transactions .........................            .44               7.41               5.03             2.86              .42
                                            ------------       ------------       ------------     ------------     ------------
Net increase in net asset value from
   operations ...........................            .38               7.45               5.09             2.97              .51
                                            ------------       ------------       ------------     ------------     ------------
Realized gain due to repurchase program .            .19                .24                 -0-              -0-              -0-
                                            ------------       ------------       ------------     ------------     ------------

Less: Dividends and Distributions
Dividends from net investment income ....             -0-              (.45)              (.16)            (.03)              -0-
Distributions in excess of net investment
   income ...............................             -0-             (1.47)                -0-              -0-              -0-
Distributions from net realized gain on
   investments and foreign currency
   transactions .........................          (6.28)             (1.95)                -0-              -0-              -0-
                                            ------------       ------------       ------------     ------------     ------------
Total dividends and distributions .......          (6.28)             (3.87)              (.16)            (.03)              -0-
                                            ------------       ------------       ------------     ------------     ------------
Net asset value, end of year ............   $      16.45       $      22.16       $      18.34     $      13.41     $      10.47
                                            ============       ============       ============     ============     ============
Market value, end of year ...............   $      14.50       $     18.875       $     15.875     $      10.75     $      8.625
                                            ============       ============       ============     ============     ============

Total Return
Total investment return based on (b):
   Market value .........................           8.53%             50.44%             49.59%           25.03%           (5.48)%
   Net asset value ......................           4.87%             52.88%             38.54%           28.48%            5.12%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) .   $    140,808       $    203,647       $    183,857     $    134,508     $    105,011
Ratio of expenses to average net assets .           1.84%              1.44%              1.55%            1.73%            2.07%
Ratio of net investment income (loss) to
   average net assets ...................           (.32)%              .16%               .38%             .93%             .89%
Portfolio turnover rate .................             45%                47%                45%              44%              38%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

REPORT OF INDEPENDENT ACCOUNTANTS                                 The Spain Fund
================================================================================

To the Shareholders and Board of Directors of The Spain Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Spain Fund, Inc. (the "Fund") at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
January 21, 2000

TAX INFORMATION (unaudited)
================================================================================

The Fund has elected to give the benefit to its shareholders of foreign taxes that have been paid and/or withheld. For the year ended November 30, 1999, this amounted to $357,721. Although the Fund has made the election required to make this credit available, the amount of allowable tax credit is subject to limitation under the Internal Revenue Code.

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $51,541,086 of capital gain distributions during the fiscal year ended November 30, 1999, which are subject to a maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2000.

ADDITIONAL INFORMATION (unaudited)                                The Spain Fund
================================================================================

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares in Common Stock of the Fund valued as follows:

      (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

      (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, PO Box 8200, Boston, Massachusetts 02266-8200.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, the Vice President of the Fund.

                                                                  The Spain Fund
================================================================================

Year 2000

With respect to the Year 2000 issue, the Fund has been advised by Alliance and by its major service providers that there is no indication that they have had or will experience significant system interruptions.

--------------------------------------------------------------------------------

Supplemental Proxy Information (unaudited)

The Annual Meeting of Shareholders of The Spain Fund was held on September 15, 1999. The description of each proposal and number of shares are as follows:

                                                                                 Shares           Authority
                                                                                Voted For         Withheld
==============================================================================================================
1. To elect directors:      Class One Directors
                            (term expires 2002)
                            Angel Corcostegui                                   4,678,201           69,699
                            Ignacio Gomez-Acebo                                 4,675,265           72,636
                            Dr. Reba White Williams                             4,678,417           69,483

                                           Shares             Shares             Shares             Broker
                                          Voted For        Voted Against        Abstained          Non-Votes
==============================================================================================================

2. To ratify the selection of
   PricewaterhouseCoopers LLP
   as the Fund's independent
   accountants of the Fund's
   fiscal year ending
   November 30, 1999.                     4,689,124             26,460           32,316                  N/A

3. To approve a shareholder
   proposal pursuant to the
   Corporation's Charter to
   convert the Corporation
   to an open-end investment
   company.                               1,307,226          1,820,756           83,875            1,536,044

                                                                  The Spain Fund
================================================================================

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President
Angel Corcostegui (1)
H.R.H. Pilar de Borbon y Borbon (1)
Inmaculada de Habsburgo-Lorena (1)
Enrique L. Fevre
Ignacio Gomez-Acebo (1)
Francisco Gomez Roldan (1)
Juan Manuel Sainz de Vicuna (1)
Dr. Reba W. Williams
Carlos Delclaux Zulueta

OFFICERS

Norman S. Bergel, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Cristina Fernandez-Alepuz, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

State Street Bank & Trust
Company 225 Franklin Street
Boston, MA 02110

--------------------------------------------------------------------------------
(1)   Member of the Audit Committee

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

      This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


16
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The Spain Fund

Summary of General Information

Investment Objective and Policies

The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in the equity securities of Spanish companies.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation SpainFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling 1-800-219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services and Morningstar, Inc. The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed End Funds".

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

The Spain Fund
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital [LOGO](R)

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SPNAR1199